UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2015

Summit Materials, Inc.

Summit Materials, LLC

(Exact name of registrants as specified in their charters)

Delaware	001-36873	47-1984212
Delaware	333-187556	24-4138486
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

1550 Wynkoop Street, 3rd Floor

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 893-0012

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

In connection with the proposed acquisition by Summit Materials, Inc. (together with its subsidiaries, the “Company”) of certain assets from Lafarge North America Inc. (the “Acquisition”), the Company intends to, among other things, cause certain of its subsidiaries to enter into a new $650.0 million term loan facility (the “Proposed Term Loan”) that will be used, together with the proceeds of a proposed private offering of $275.0 million aggregate principal amount of senior notes to fund the initial $370.0 million payment due upon closing the Acquisition, to refinance the Company’s existing term loans and to redeem a portion of the Company’s existing 10 1⁄2% senior notes due 2020. In connection with presentations to potential lenders for the Proposed Term Loan, the Company has prepared presentation materials, an extract of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Current Report”) and is incorporated herein by reference.

For additional information regarding the Acquisition please see the registrants’ Current Report filed with the Securities and Exchange Commission (the “SEC”) on April 17, 2015.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically incorporated by reference into any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

The information in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report (including the exhibit attached hereto) contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of factors that may affect future results is contained in the registrants’ filings with the SEC. The registrants disclaim any obligation to update forward-looking statements, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Extract from Lender Presentation, dated June 18, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2015	SUMMIT MATERIALS, INC.
SUMMIT MATERIALS, LLC

	By:	/s/ Anne Lee Benedict
	Name:	Anne Lee Benedict
	Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Extract from Lender Presentation, dated June 18, 2015.